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                             JANUS INVESTMENT FUND

                         100 Fillmore Street, Suite 300
                             Denver, CO 80206-4923
                                 (800) 29JANUS

                      STATEMENT OF ADDITIONAL INFORMATION
               April 14, 1995 as supplemented September 28, 1995


                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                              Institutional Shares


This Statement of Additional Information ("SAI") expands upon and supplements the information contained in the current Prospectus for the Institutional Shares (the "Shares") of Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds"). The Funds are each a separate series of Janus Investment Fund, a Massachusetts business trust (the "Trust"). Each Fund represents shares of beneficial interest in a separate portfolio of securities and other assets with its own objective and policies, and is managed separately by Janus Capital Corporation ("Janus Capital").

This SAI is not a Prospectus and should be read in conjunction with the Prospectus dated April 14, 1995, as supplemented September 28, 1995, which is incorporated by reference into this SAI and may be obtained from the Trust at the above address. This SAI contains additional and more detailed information about the Funds' operations and activities than the Prospectus.


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                      STATEMENT OF ADDITIONAL INFORMATION
                               TABLE OF CONTENTS

                                                                            Page

Investment Policies and Restrictions ......................................    3
Types of Securities and Investment Techniques .............................    4
Performance Data ..........................................................    7
Determination of Net Asset Value ..........................................    8
Investment Adviser and Administrator ......................................    9
Custodian, Transfer Agent and Certain Affiliations ........................   10
Portfolio Transactions and Brokerage ......................................   11
Officers and Trustees .....................................................   12
Purchase of Shares ........................................................   13
Redemption of Shares ......................................................   14
Shareholder Accounts ......................................................   14
Dividends and Tax Status ..................................................   14
Principal Shareholders ....................................................   15
Miscellaneous Information .................................................   15
Shares of the Trust .......................................................   16
Voting Rights .............................................................   16
Independent Accountants ...................................................   16
Registration Statement ....................................................   16
Financial Statements ......................................................   17
Appendix A - Description of Securities Ratings ............................   25
Appendix B - Description of Municipal Securities ..........................   27


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INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT OBJECTIVES

     As discussed in the Prospectus, the investment objective of each of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or maintain a stable net asset value of $1.00 per share. The investment objectives of the Funds are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval.

INVESTMENT RESTRICTIONS APPLICABLE TO ALL FUNDS

     As indicated in the Prospectus, each Fund has adopted certain fundamental investment restrictions that cannot be changed without shareholder approval. Shareholder approval means approval by the lesser of (i) more than 50% of the outstanding voting securities of the Trust (or a particular Fund or particular Shares if a matter affects just that Fund or those Shares), or (ii) 67% or more of the voting securities present at a meeting if the holders of more than 50% of the outstanding voting securities of the Trust (or a particular Fund or class of Shares) are present or represented by proxy.

     As used in the restrictions set forth below and as used elsewhere in this SAI, the term "U.S. Government Securities" shall have the meaning set forth in the Investment Company Act of 1940, as amended (the "1940 Act"). The 1940 Act defines U.S. government securities as securities issued or guaranteed by the United States government, its agencies or instrumentalities and has been interpreted to include repurchase agreements collateralized and municipal securities refunded with escrowed U.S. government securities ("U.S. Government Securities").

     The Funds have adopted the following fundamental policies:

     (1) With respect to 75% of its assets, a Fund may not purchase a security other than a U.S. Government Security, if, as a result, more than 5% of the Fund's total assets would be invested in the securities of a single issuer or the Fund would own more than 10% of the outstanding voting securities of any single issuer. (As noted in the Prospectus, Janus Money Market Fund and Janus Government Money Market Fund are currently subject to the greater diversification standards of Rule 2a-7, which are not fundamental.)

     (2) A Fund may not purchase securities if more than 25% of the value of a Fund's total assets would be invested in the securities of issuers conducting their principal business activities in the same industry; provided that: (i) there is no limit on investments in U.S. Government Securities or in obligations of domestic commercial banks (including U.S. branches of foreign banks subject to regulations under U.S. laws applicable to domestic banks and, to the extent that its parent is unconditionally liable for the obligation, foreign branches of U.S. banks); (ii) this limitation shall not apply to a Fund's investments in municipal securities; (iii) there is no limit on investments in issuers domiciled in a single country; (iv) financial service companies are classified according to the end users of their services (for example, automobile finance, bank finance and diversified finance are each considered to be a separate industry); and (v) utility companies are classified according to their services (for example, gas, gas transmission, electric, and telephone are each considered to be a separate industry).

     (3) A Fund may not act as an underwriter of securities issued by others, except to the extent that a Fund may be deemed an underwriter in connection with the disposition of portfolio securities of such Fund.

     (4) A Fund may not lend any security or make any other loan if, as a result, more than 25% of a Fund's total assets would be lent to other parties (but this limitation does not apply to purchases of commercial paper, debt securities or repurchase agreements).

     (5) A Fund may not purchase or sell real estate or any interest therein, except that the Fund may invest in debt obligations secured by real estate or interests therein or securities issued by companies that invest in real estate or interests therein.

     (6) A Fund may borrow money for temporary or emergency purposes (not for leveraging) in an amount not exceeding 25% of the value of its total assets (including the amount borrowed) less liabilities (other than borrowings). If borrowings exceed 25% of the value of a Fund's total assets by reason of a decline in net assets, the Fund will reduce its borrowings within three business days to the extent necessary to


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

comply with the 25% limitation. Reverse repurchase agreements or the segregation of assets in connection with such agreements shall not be considered borrowing for the purposes of this limit.

     (7) Each Fund may, notwithstanding any other investment policy or restriction (whether or not fundamental), invest all of its assets in the securities of a single open-end management investment company with substantially the same fundamental investment objectives, policies and restrictions as that Fund.

     Each Fund has adopted the following nonfundamental investment restrictions that may be changed by the Trustees without shareholder approval:

     (1) A Fund may not invest in securities or enter into repurchase agreements with respect to any securities if, as a result, more than 10% of the Fund's net assets would be invested in repurchase agreements not entitling the holder to payment of principal within seven days and in other securities that are not readily marketable ("illiquid investments"). The Trustees, or the Fund's investment adviser acting pursuant to authority delegated by the Trustees, may determine that a readily available market exists for certain securities such as securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933, or any successor to such rule, Section 4(2) commercial paper and municipal lease obligations. Accordingly, such securities may not be subject to the foregoing limitation.

     (2) A Fund may not invest in the securities of another investment company, except to the extent permitted by the 1940 Act.

     (3) A Fund may not purchase securities on margin, or make short sales of securities, except for short sales against the box and the use of short-term credit necessary for the clearance of purchases and sales of portfolio securities.

     (4) A Fund may not invest more than 5% of the value of its total assets in the securities of any issuer that has conducted continuous operations for less than three years, including operations of predecessors, except that this shall not affect the Fund's ability to invest in U.S. Government Securities, fully collateralized debt obligations, municipal obligations, securities that are rated by at least one nationally recognized statistical rating organization and securities guaranteed as to principal and interest by an issuer in whose securities the Fund could invest.

     (5) A Fund may not pledge, mortgage, hypothecate or encumber any of its assets except to secure permitted borrowings or in connection with permitted short sales.

     (6) A Fund may not invest directly in interests in oil and gas or interests in other mineral exploration or development programs or leases; however, the Fund may own debt securities of companies engaged in those businesses.

     (7) A Fund may not invest in companies for the purpose of exercising control of management.

     For purposes of the Funds' restriction on investing in a particular industry, the Funds will rely primarily on industry classifications as published by Bloomberg L.P., subject to the exceptions noted in fundamental restriction number two above. To the extent that such classifications are so broad that the primary economic characteristics in a single class are materially different, the Funds may further classify issuers in accordance with industry classifications as published by the Securities and Exchange Commission.

TYPES OF SECURITIES AND INVESTMENT TECHNIQUES

     Each of the Funds may invest only in "eligible securities" as defined in Rule 2a-7 adopted under the 1940 Act. Generally, an eligible security is a security that (i) is denominated in U.S. dollars and has a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7); (ii) is rated, or is issued by an issuer with short-term debt outstanding that is rated, in one of the two highest rating categories by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO (the "Requisite NRSROs") or is unrated and of comparable quality to a rated security, as determined by Janus Capital; and (iii) has been determined by Janus Capital to present minimal credit risks pursuant to procedures approved by the Trustees. In addition, the Funds will maintain a dollar-weighted average portfolio maturity of 90 days or less. A description of the ratings of some NRSROs appears in Appendix A.

     Under Rule 2a-7, a Fund may not invest more than five percent of its total assets in the securities of any one issuer other than U.S. Government Securities, provided that in certain cases a Fund may invest more than 5% of its assets in a single issuer for a period of up to three business days. In the case of Janus Tax-Exempt Money Market Fund, up to 25% of its assets may be invested without regard to the foregoing limitations.


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

     Pursuant to Rule 2a-7,  each Fund  (except  Janus  Tax-Exempt  Money Market
Fund) will invest at least 95% of its total assets in "first-tier" securities. First-tier securities are eligible securities that are rated, or are issued by an issuer with short-term debt outstanding that is rated, in the highest rating category by the Requisite NRSROs or are unrated and of comparable quality to a rated security. In addition, a Fund may invest in "second-tier" securities which are eligible securities that are not first-tier securities. However, a Fund (except for Janus Tax-Exempt Money Market Fund) may not invest in a second-tier security if immediately after the acquisition thereof the Fund would have invested more than (i) the greater of one percent of its total assets or one million dollars in second-tier securities issued by that issuer, or (ii) five percent of its total assets in second-tier securities.

     The following discussion of types of securities in which the Funds may invest supplements and should be read in conjunction with the Prospectus.

PARTICIPATION INTERESTS

     Each Fund may purchase participation interests in loans or securities in which the Funds may invest directly. Participation interests are generally sponsored or issued by banks or other financial institutions. A participation interest gives a Fund an undivided interest in the underlying loans or securities in the proportion that the Fund's interest bears to the total principal amount of the underlying loans or securities. Participation interests, which may have fixed, floating or variable rates, may carry a demand feature backed by a letter of credit or guarantee of a bank or institution permitting the holder to tender them back to the bank or other institution. For certain participation interests, a Fund will have the right to demand payment, on not more than seven days' notice, for all or a part of the Fund's participation interest. The Funds intend to exercise any demand rights they may have upon default under the terms of the loan or security, to provide liquidity or to maintain or improve the quality of the Funds' investment portfolio. A Fund will only purchase participation interests that Janus Capital determines present minimal credit risks.

VARIABLE AND FLOATING RATE NOTES

     Janus Money Market Fund also may purchase variable and floating rate demand notes of corporations and other entities, which are unsecured obligations redeemable upon not more than 30 days' notice. These obligations include master demand notes that permit investment of fluctuating amounts at varying rates of interest pursuant to direct arrangements with the issuer of the instrument. The issuer of these obligations often has the right, after a given period, to prepay the outstanding principal amount of the obligations upon a specified number of days' notice. These obligations generally are not traded, nor generally is there an established secondary market for these obligations. To the extent a demand note does not have a seven day or shorter demand feature and there is no readily available market for the obligation, it is treated as an illiquid security.

MORTGAGE- AND ASSET-BACKED SECURITIES

     The Funds may invest in mortgage-backed securities, which represent an interest in a pool of mortgages made by lenders such as commercial banks, savings and loan institutions, mortgage bankers, mortgage brokers and savings banks. Mortgage-backed securities may be issued by governmental or government-related entities or by non-governmental entities such as banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers.

     Interests in pools of mortgage-backed securities differ from other forms of debt securities which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. In contrast, mortgage-backed securities provide periodic payments which consist of interest and, in most cases, principal. In effect, these payments are a
"pass-through" of the periodic payments and optional prepayments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments to holders of mortgage-backed securities are caused by prepayments resulting from the sale of the underlying residential property, refinancing or foreclosure, net of fees or costs which may be incurred.

     As prepayment rates of individual pools of mortgage loans vary widely, it is not possible to predict accurately the average life of a particular security. Although mortgage-backed securities are issued with stated maturities of up to forty years, unscheduled or early payments of principal and interest on the underlying mortgages may shorten considerably the effective maturities. Mortgage-backed securities may have


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

varying assumptions for average life. The volume of prepayments of principal on a pool of mortgages underlying a particular security will influence the yield of that security, and the principal returned to a Fund may be reinvested in instruments whose yield may be higher or lower than that which might have been obtained had the prepayments not occurred. When interest rates are declining, prepayments usually increase, with the result that reinvestment of principal prepayments will be at a lower rate than the rate applicable to the original mortgage-backed security.

     The Funds may invest in mortgage-backed securities that are issued by agencies or instrumentalities of the U.S. government. The Government National Mortgage Association ("GNMA") is the principal federal government guarantor of mortgage-backed securities. GNMA is a wholly-owned U.S. government corporation within the Department of Housing and Urban Development. GNMA Certificates are debt securities which represent an interest in one mortgage or a pool of mortgages which are insured by the Federal Housing Administration or the Farmers Home Administration or are guaranteed by the Veterans Administration. The Funds may also invest in pools of conventional mortgages which are issued or guaranteed by agencies of the U.S. government. GNMA pass-through securities are considered to be riskless with respect to default in that (i) the underlying mortgage loan portfolio is comprised entirely of government-backed loans and
(ii) the timely payment of both principal and interest on the securities is guaranteed by the full faith and credit of the U.S. government, regardless of whether or not payments have been made on the underlying mortgages. GNMA pass-through securities are, however, subject to the same market risk as comparable debt securities. Therefore, the market value of a Fund's GNMA securities can be expected to fluctuate in response to changes in prevailing interest rate levels.

     Residential mortgage loans are pooled also by the Federal Home Loan Mortgage Corporation ("FHLMC"). FHLMC is a privately managed, publicly chartered agency created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues participation certificates ("PCs") which represent interests in mortgages from FHLMC's national portfolio. The mortgage loans in FHLMC's portfolio are not U.S. government backed; rather, the loans are either uninsured with loan-to-value ratios of 80% or less, or privately insured if the loan-to-value ratio exceeds 80%. FHLMC guarantees the timely payment of interest and ultimate collection of principal on FHLMC PCs; the U.S. government does not guarantee any aspect of FHLMC PCs.

     The Federal National Mortgage Association ("FNMA") is a government-sponsored corporation owned entirely by private shareholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases residential mortgages from a list of approved seller/servicers which include savings and loan associations, savings banks, commercial banks, credit unions and mortgage bankers. FNMA guarantees the timely payment of principal and interest on the pass-through securities issued by FNMA; the U.S. government does not guarantee any aspect of the FNMA pass-through securities.

     The Funds may also invest in privately-issued mortgage-backed securities to the extent permitted by their investment restrictions. Mortgage-backed securities offered by private issuers include pass-through securities comprised of pools of conventional residential mortgage loans; mortgage-backed bonds which are considered to be debt obligations of the institution issuing the bonds and which are collateralized by mortgage loans; and collateralized mortgage obligations ("CMOs") which are collateralized by mortgage-backed securities issued by GNMA, FHLMC or FNMA or by pools of conventional mortgages.

     Asset-backed securities represent direct or indirect participation in, or are secured by and payable from, assets other than mortgage-backed assets such as motor vehicle installment sales contracts, installment loan contracts, leases of various types of real and personal property and receivables from revolving credit agreements (credit cards). Asset-backed securities have yield characteristics similar to those of mortgage-backed securities and, accordingly, are subject to many of the same risks.

REVERSE REPURCHASE AGREEMENTS

     Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. The resale price in a reverse repurchase agreement reflects a market rate of interest that is not related to the coupon rate or maturity of the sold security. For certain demand agreements, there is no agreed upon repurchase date and interest payments are calculated daily, often based upon the prevailing overnight repurchase rate. The Funds will use the proceeds of reverse repurchase agreements only to satisfy unusually heavy redemption requests or for other temporary or emergency purposes without the necessity of selling portfolio securities or to earn additional income on portfolio securities.


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

     Generally, a reverse repurchase agreement enables the Fund to recover for the term of the reverse repurchase agreement all or most of the cash invested in the portfolio securities sold and to keep the interest income associated with those portfolio securities. Such transactions are only advantageous if the interest cost to the Fund of the reverse repurchase transaction is less than the cost of obtaining the cash otherwise. In addition, interest costs on the money received in a reverse repurchase agreement may exceed the return received on the investments made by a Fund with those monies.

WHEN-ISSUED AND DELAYED DELIVERY SECURITIES

     Each Fund may purchase securities on a when-issued or delayed delivery basis. A Fund will enter into such transactions only when it has the intention of actually acquiring the securities. To facilitate such acquisitions, the Funds' custodian will segregate cash or high quality liquid assets in an amount at least equal to such commitments. On delivery dates for such transactions, the Fund will meet its obligations from maturities, sales of the segregated securities or from other available sources of cash. If a Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition, it could, as with the disposition of any other portfolio obligation, incur a gain or loss due to market fluctuation. At the time a Fund makes the commitment to purchase securities on a when-issued or delayed delivery basis, it will record the transaction as a purchase and thereafter reflect the value of such securities in determining its net asset value.

MUNICIPAL LEASES

     Janus Money Market Fund and Janus Tax-Exempt Money Market Fund may invest in municipal leases. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. A Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus under "Taxable Investments."

     In evaluating municipal lease obligations, Janus Capital will consider such factors as it deems appropriate, including: (a) whether the lease can be canceled; (b) the ability of the lease obligee to direct the sale of the underlying assets; (c) the general creditworthiness of the lease obligor; (d) the likelihood that the municipality will discontinue appropriating funding for the leased property in the event such property is no longer considered essential by the municipality; (e) the legal recourse of the lease obligee in the event of such a failure to appropriate funding; (f) whether the security is backed by a credit enhancement such as insurance; and (g) any limitations which are imposed on the lease obligor's ability to utilize substitute property or services other than those covered by the lease obligation. If a lease is backed by an unconditional letter of credit or other unconditional credit enhancement, then Janus Capital may determine that a lease is an eligible security solely on the basis of its evaluation of the credit enhancement.

     Municipal leases, like other municipal debt obligations, are subject to the risk of non-payment. The ability of issuers of municipal leases to make timely lease payments may be adversely impacted in general economic downturns and as relative governmental cost burdens are allocated and reallocated among federal, state and local governmental units. Such non-payment would result in a reduction of income to the Funds, and could result in a reduction in the value of the municipal lease experiencing non-payment and a potential decrease in the net asset value of a Fund.

PERFORMANCE DATA

     A Fund may provide current annualized and effective annualized yield quotations based on its daily dividends. These quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. All performance information supplied by the Funds in advertising is historical and is not intended to indicate future returns.


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

     In performance advertising, the Funds may compare their Shares' performance information with data published by independent evaluators such as Morningstar, Inc., Lipper Analytical Services, Inc., or CDC/Wiesenberger, Donoghue's Money Fund Report or other companies which track the investment performance of investment companies ("Fund Tracking Companies"). The Funds may also compare their Shares' performance information with the performance of recognized stock, bond and other indices, including but not limited to the Municipal Bond Buyers Indices, the Salomon Brothers Bond Index, the Lehman Bond Index, the Standard & Poor's 500 Composite Stock Price Index, the Dow Jones Industrial Average, U.S. Treasury bonds, bills or notes and changes in the Consumer Price Index as published by the U.S. Department of Commerce. The Funds may refer to general market performance over past time periods such as those published by Ibbotson Associates (for instance, its "Stocks, Bonds, Bills and Inflation Yearbook"). The Funds may also refer in such materials to mutual fund performance rankings and other data published by Fund Tracking Companies. Performance advertising may also refer to discussions of the Funds and comparative mutual fund data and ratings reported in independent periodicals, such as newspapers and financial magazines.

     Any current yield quotation of the Shares which is used in such a manner as to be subject to the provisions of Rule 482(d) under the Securities Act of 1933, as amended, shall consist of an annualized historical yield, carried at least to the nearest hundredth of one percent, based on a specific seven calendar day period. Current yield shall be calculated by (a) determining the net change during a seven calendar day period in the value of a hypothetical account having a balance of one Share at the beginning of the period, (b) dividing the net change by the value of the account at the beginning of the period to obtain a base period return, and (c) multiplying the quotient by 365/7 (i.e., annualizing). For this purpose, the net change in account value will reflect the value of additional Shares purchased with dividends declared on the original Share and dividends declared on both the original Share and any such additional Shares, but will not reflect any realized gains or losses from the sale of securities or any unrealized appreciation or depreciation on portfolio securities. In addition, the Shares may advertise effective yield quotations. Effective yield quotations are calculated by adding 1 to the base period return, raising the sum to a power equal to 365/7, and subtracting 1 from the result (i.e., compounding).

     Janus Tax-Exempt Money Market Fund's tax equivalent yield is the rate an investor would have to earn from a fully taxable investment in order to equal such Shares' yield after taxes. Tax equivalent yields are calculated by dividing Janus Tax-Exempt Money Market Fund's yield by one minus the stated federal or combined federal and state tax rate. If only a portion of the Shares' yield is tax-exempt, only that portion is adjusted in the calculation.

     The Shares' current yield and effective yield for the seven-day period ended August 31, 1995 is shown below:

                                                                Seven-day     Effective
Fund Name                                                         Yield    Seven-day Yield
---------                                                         -----    ---------------
Janus Money Market Fund - Institutional Shares                     5.82%         5.99%
Janus Government Money Market Fund - Institutional Shares          5.70%         5.87%
Janus Tax-Exempt Money Market Fund - Institutional Shares*         3.68%         3.75%

*Janus Tax-Exempt Money Market Fund Institutional Shares' tax-equivalent yield for the seven-day period ended August 31, 1995 was 5.11%.

     Although published yield information is useful to investors in reviewing a Fund's performance, investors should be aware that the Fund's yield fluctuates from day to day and that the Fund's yield for any given period is not an indication or representation by the Fund of future yields or rates of return on the Shares. Also, Processing Organizations may charge their customers direct fees in connection with an investment in a Fund, which will have the effect of reducing the Fund's net yield to those shareholders. The yield on a class of Shares is not fixed or guaranteed, and an investment in the Shares is not insured. Accordingly, yield information may not necessarily be used to compare Shares with investment alternatives which, like money market instruments or bank accounts, may provide a fixed rate of interest. In addition, because investments in the Funds are not insured or guaranteed, yield on the Shares may not necessarily be used to compare the Shares with investment alternatives which are insured or guaranteed.

DETERMINATION OF NET ASSET VALUE

     Pursuant to the rules of the Securities and Exchange Commission, the Trustees have established procedures to stabilize each Fund's net asset value at $1.00 per Share. These procedures include a review of the extent of any deviation of net asset value per Share as a result of fluctuating interest rates, based on available market rates, from the Fund's $1.00 amortized cost price per Share. Should that deviation exceed 1/2 of 1%, the Trustees will consider whether any action should be initiated to eliminate or reduce material dilution or other unfair results to shareholders. Such action may include redemption of Shares in kind, selling portfolio securities prior to maturity, reducing or withholding dividends and utilizing a net asset value per Share as determined by using available market quotations. Each Fund i) will maintain a dollar-weighted average portfolio maturity of 90 days or less; ii) will not purchase any instrument with a remaining maturity greater than 397 days or subject to a repurchase agreement having a duration of greater than 397 days;
iii) will limit portfolio investments, including repurchase agreements, to those U.S. dollar-denominated instruments that Janus Capital has determined present minimal credit risks pursuant to procedures established by the Trustees; and iv) will comply with certain reporting and recordkeeping procedures. The Trust has also established procedures to ensure that portfolio securities meet the Funds' high quality criteria.

INVESTMENT ADVISER AND ADMINISTRATOR

     As stated in the Prospectus, each Fund has an Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Each Advisory Agreement provides that Janus Capital will furnish continuous advice and recommendations concerning the Funds' investments. The Funds have each agreed to compensate Janus Capital for its advisory services by the monthly payment of an advisory fee at the annual rate of .20% of the average daily net assets of each Fund. However, Janus Capital has agreed to waive .10% of the advisory fee through June 16, 1996. In addition, the Funds pay brokerage commissions and dealer spreads and other expenses in connection with the execution of portfolio transactions.

     On  behalf  of the  Shares,  each of the  Funds  has also  entered  into an
Administration Agreement with Janus Capital. Under the terms of the Administration Agreements, each of the Funds has agreed to compensate Janus Capital for administrative services at the annual rate of .15% of the value of the average daily net assets of the Shares for certain services, including custody, transfer agent fees and expenses, legal fees not related to litigation, accounting expenses, net asset value determination and fund accounting, recordkeeping, and blue sky registration and monitoring services, registration fees, expenses of shareholders' meetings and reports to shareholders, costs of preparing, printing and mailing the Shares' Prospectuses and Statements of Additional Information to current shareholders, and other costs of complying with applicable laws regulating the sale of Shares. Each Fund will pay those expenses not assumed by Janus Capital, including interest and taxes, fees and expenses of Trustees who are not affiliated with Janus Capital, audit fees and expenses, and extraordinary costs. For at least the period ending June 16, 1996, Janus Capital has agreed to waive a portion of the administration fee, and accordingly the effective rate for calculating the administration fee payable by the Shares will be .05% for that period. For the Funds' fiscal year ending October 31, 1995, Janus Capital has undertaken to reimburse the Funds for audit fees and expenses and the fees and expenses of Trustees who are not affiliated with Janus Capital.

     The following table summarizes the advisory fees and administration fees paid by the Shares for the period from April 14, 1995 to August 31, 1995:

                                                            Advisory Fees    Administration
Fund Name                                                  Prior to Waiver       Fees
---------                                                  ---------------       ----
Janus Money Market Fund - Institutional Shares                 $60,260         $30,130
Janus Government Money Market Fund - Institutional Shares      $ 7,527         $ 3,763
Janus Tax-Exempt Money Market Fund - Institutional Shares      $     4         $     1

     The Advisory Agreements for each Fund became effective on December 9, 1994 and will continue in effect until June 16, 1996, and thereafter from year to year so long as such continuance is approved annually by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party, and by either a majority of the Funds' outstanding voting shares or the Trustees. Each Advisory Agreement i) may be terminated without the payment of any penalty by any Fund or Janus Capital on 60 days' written notice;
ii) terminates automatically in the event of its assignment; and iii) generally, may not be amended without the approval of a majority of the Trustees of the affected Fund, including the Trustees who are not interested persons of that Fund or Janus Capital and, to the extent required by the 1940 Act, the vote of a majority of the outstanding voting securities of that Fund.

     Janus Capital also performs investment advisory services for other mutual funds, and for individual, charitable, corporate and retirement accounts. Investment decisions for each account managed by Janus

Capital, including the Funds, are made independently from those for any other account that is or may in the future become managed by Janus Capital or its affiliates. If, however, a number of accounts managed by Janus Capital are contemporaneously engaged in the purchase or sale of the same security, the orders may be aggregated and/or the transactions may be averaged as to price and allocated equitably to each account. In some cases, this policy might adversely affect the price paid or received by an account or the size of the position obtained or liquidated for an account.

     Each account managed by Janus Capital has its own investment objective and is managed in accordance with that objective by a particular portfolio manager or team of portfolio managers. As a result, from time to time two or more different managed accounts may pursue divergent investment strategies with respect to investments or categories of investments.

     As indicated in the Prospectus, Janus Capital permits investment and other personnel to purchase and sell securities for their own accounts in accordance with a Janus Capital policy regarding personal investing by directors, officers and employees of Janus Capital and the Funds. The policy requires investment personnel and officers of Janus Capital, inside directors of Janus Capital and the Funds and other designated persons deemed to have access to current trading information to pre-clear all transactions in securities not otherwise exempt under the policy. Requests for trading authority will be denied when, among other reasons, the proposed personal transaction would be contrary to the provisions of the policy or would be deemed to adversely affect any transaction then known to be under consideration for or to have been effected on behalf of any client account, including the Funds.

     In addition to the pre-clearance requirement described above, the policy subjects investment personnel, officers and directors/Trustees of Janus Capital and the Funds to various trading restrictions and reporting obligations. All reportable transactions are reviewed for compliance with Janus Capital's policy. Those persons also may be required under certain circumstances to forfeit their profits made from personal trading.

     The provisions of the policy are administered by and subject to exceptions authorized by Janus Capital.

     Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of Janus Capital. Thomas
H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

CUSTODIAN, TRANSFER AGENT AND CERTAIN AFFILIATIONS

     United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the Funds' custodian. The custodian holds the Funds' assets in safekeeping and collects and remits the income thereon, subject to the instructions of each Fund.

     Janus Service Corporation ("Janus Service"), P.O. Box 173375, Denver, Colorado 80217-3375, a wholly-owned subsidiary of Janus Capital, is the Funds' transfer agent. Janus Service provides certain other administrative, recordkeeping and shareholder relations services to the Funds. The Funds do not pay Janus Service a fee.

     Janus Distributors, Inc. ("Janus Distributors"), 100 Fillmore Street, Suite 300, Denver, Colorado 80206, a wholly-owned subsidiary of Janus Capital, is a distributor of the Funds. Janus Distributors is registered as a broker-dealer under the Securities Exchange Act of 1934 (the "Exchange Act") and is a member of the National Association of Securities Dealers, Inc. Janus Distributors acts as the agent of the Funds in connection with the sale of their shares in all states in which the shares are registered and in which Janus Distributors is qualified as a broker-dealer. Under the Distribution Agreement, Janus Distributors continuously offers the Funds' shares and accepts orders at net asset value. No sales charges are paid by investors. Promotional expenses in connection with offers and sales of shares are paid by Janus Capital.

     Janus Capital also may make payments to selected broker-dealer firms or institutions which were instrumental in the acquisition of shareholders for the Funds or which performed services with respect to shareholder accounts. The minimum aggregate size required for eligibility for such payments, and the factors in selecting the broker-dealer firms and institutions to which they will be made, are determined from time to time by Janus Capital.

PORTFOLIO TRANSACTIONS AND BROKERAGE

     Decisions as to the assignment of portfolio business for the Funds and negotiation of its commission rates are made by Janus Capital whose policy is to obtain the "best execution" (prompt and reliable execution at the most favorable security price) of all portfolio transactions. The Advisory Agreements specifically provide that in placing portfolio transactions for the Funds, Janus Capital may agree to pay brokerage commissions for effecting a securities transaction in an amount higher than another broker or dealer would have charged for effecting that transaction as authorized, under certain circumstances, by the Exchange Act.

     In  selecting  brokers and dealers and in  negotiating  commissions,  Janus
Capital considers a number of factors, including but not limited to: Janus Capital's knowledge of currently available negotiated commission rates or prices of securities currently available and other current transaction costs; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the quality of the execution, clearance and settlement services; financial stability of the broker or dealer; the existence of actual or apparent operational problems of any broker or dealer; and research products or services provided. In recognition of the value of the foregoing factors, Janus Capital may place portfolio transactions with a broker or dealer with whom it has negotiated a commission that is in excess of the commission another broker or dealer would have charged for effecting that transaction if Janus Capital determines in good faith that such amount of commission was reasonable in relation to the value of the brokerage and research provided by such broker or dealer viewed in terms of either that particular transaction or of the overall responsibilities of Janus Capital. Research may include furnishing advice, either directly or through publications or writings, as to the value of securities, the advisability of purchasing or selling specific securities and the availability of securities or purchasers or sellers of securities; furnishing seminars, information, analyses and reports concerning issuers, industries, securities, trading markets and methods, legislative developments, changes in accounting practices, economic factors and trends and portfolio strategy; access to research analysts, corporate management personnel, industry experts, economists and government officials; comparative performance evaluation and technical measurement services and quotation services, and products and other services (such as third party publications, reports and analyses, and computer and electronic access, equipment, software, information and accessories that deliver, process or otherwise utilize information, including the research described above) that assist Janus Capital in carrying out its responsibilities. Research received from brokers or dealers is supplemental to Janus Capital's own research efforts.

     For the period from April 14, 1995 to August 31, 1995, the Funds did not incur any brokerage commissions.

     Janus Capital may use research products and services in servicing other accounts in addition to the Funds. If Janus Capital determines that any research product or service has a mixed use, such that it also serves functions that do not assist in the investment decision-making process, Janus Capital may allocate the costs of such service or product accordingly. Only that portion of the product or service that Janus Capital determines will assist it in the investment decision-making process may be paid for in brokerage commission dollars. Such allocation may create a conflict of interest for Janus Capital.

     The Advisory Agreements also authorize Janus Capital to consider sales of Shares by a broker-dealer or the recommendation of a broker-dealer to its customers that they purchase Shares as a factor in the selection of broker-dealers to execute Fund portfolio transactions. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. In placing portfolio business with such broker-dealers, Janus Capital will seek the best execution of each transaction.

     When the Funds purchase or sell a security in the over-the-counter market, the transaction takes place directly with a principal market-maker, without the use of a broker, except in those circumstances where in the opinion of Janus Capital better prices and executions will be achieved through the use of a broker.

OFFICERS AND TRUSTEES

     The following are the names of the Trustees and officers of the Trust, together with a brief description of their principal occupations during the last five years.

Thomas H. Bailey*# - Trustee, Chairman and President
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Trustee, Chairman and President of Janus Aspen Series. Chairman, Director and President of Janus Capital. Chairman and Director of IDEX Management, Inc., Largo, Florida (50% subsidiary of Janus Capital and investment adviser to a group of mutual funds) ("IDEX").

James P. Craig*# - Trustee and Executive Vice President
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Trustee  and  Executive  Vice  President  of  Janus  Aspen  Series.   Chief
     Investment Officer, Vice President and Director of Janus Capital. Portfolio manager of Janus Fund and Janus Balanced Fund series of the Trust.

Sharon S. Pichler* - Executive Vice President and Portfolio Manager
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Executive Vice President of Janus Money Market Fund, Janus Tax-Exempt Money Market Fund and Janus Government Money Market Fund series of the Trust. Vice President of Janus Capital. Formerly, Assistant Vice President and portfolio manager at USAA Investment Management Co. (1990-1994) and teaching associate at The University of Texas at San Antonio (1984-1990).

David C. Tucker* - Vice President and General Counsel
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Vice President and General Counsel of Janus Aspen Series. Vice President, Secretary and General Counsel of Janus Capital. Vice President, General Counsel and Director of Janus Service and Janus Distributors.

Steven R. Goodbarn* - Treasurer and Chief Financial Officer
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Treasurer and Chief Financial Officer of Janus Aspen Series. Vice President of Finance, Chief Financial Officer and Treasurer of Janus Service, Janus Distributors and Janus Capital. Director of Idex. Formerly (1979 to 1992), with the accounting firm of Price Waterhouse LLP, Denver, Colorado, and Kansas City, Missouri.

Kelley Abbott Howes* - Secretary
100 Fillmore Street, Suite 300
Denver, CO 80206-4923
     Secretary of Janus Aspen Series. Associate Counsel of Janus Capital. Formerly (1990 to 1994), with The Boston Company Advisors, Inc., Boston, Massachusetts (mutual fund administration and advisory services).

John W. Shepardson# - Trustee
910 16th Street, Suite 222
Denver, CO 80202
     Trustee of Janus Aspen Series. Historian.

William D. Stewart# - Trustee
5330 Sterling Drive
Boulder, CO 80302
     Trustee of Janus Aspen Series. President of HPS Corporation, Boulder, Colorado (manufacturer of vacuum fittings and valves).

--------------------------------------------------------------------------------
* Interested person of the Trust and of Janus Capital.
# Member of the Executive Committee.

Gary O. Loo - Trustee
102 N. Cascade Avenue, Suite 500
Colorado Springs, CO 80903
     Trustee of Janus Aspen Series. President and a Director of High Valley Group, Inc., Colorado Springs, Colorado (investments) since 1987.

Dennis B. Mullen - Trustee
1601 114th Avenue, SE
Alderwood Building, Suite 130
Bellevue, WA 98004
     Trustee of Janus Aspen Series. President and Chief Executive Officer of BC Northwest, L.P., a franchise of Boston Chicken, Inc., Bellevue, Washington (restaurant chain). Formerly (1982 to 1993), Chairman, President and Chief Executive Officer of Famous Restaurants, Inc., Scottsdale, Arizona (restaurant chain).

Martin H. Waldinger - Trustee
4940 Sandshore Court
San Diego, CA 92130
     Trustee of Janus Aspen Series. Private Consultant and Director of Run Technologies, Inc., a software development firm, San Carlos, California. Formerly (1989 to 1993), President and Chief Executive Officer of Bridgecliff Management Services, Campbell, California (a condominium association management company).

     The Trustees are responsible for major decisions relating to each Fund's objective, policies and techniques. The Trustees also supervise the operation of the Funds by their officers and review the investment decisions of the officers although they do not actively participate on a regular basis in making such decisions.

     The Executive Committee of the Trustees shall have and may exercise all the powers and authority of the Board except for matters requiring action by the whole Board pursuant to the Trust's Bylaws or Declaration of Trust, Massachusetts Law or the 1940 Act.

     The following table shows the aggregate compensation paid to each Trustee by the Funds and all funds advised and sponsored by Janus Capital (collectively, the "Janus Funds") for the periods indicated. None of the Trustees receive any pension or retirement benefits from the Funds or the Janus Funds.

                                       Aggregate Compensation            Total Compensation from the
                                    from the Funds for fiscal year       Janus Funds for calendar year
Name of Person, Position               ended October 31, 1994**           ended December 31, 1994***
------------------------               ------------------------           --------------------------
Thomas H. Bailey, Chairman*                     $0                                $     0
James P. Craig, Trustee*+                       $0                                $     0
John W. Shepardson, Trustee                     $0                                $39,250
William D. Stewart, Trustee                     $0                                $39,250
Gary O. Loo, Trustee                            $0                                $39,250
Dennis B. Mullen, Trustee                       $0                                $39,250
Martin H. Waldinger, Trustee                    $0                                $39,250

* An interested person of the Funds and of Janus Capital. Compensated by Janus Capital and not the Funds.
**   The Funds had not commenced operations as of October 31, 1994.
*** As of December 31, 1994, Janus Funds consisted of two registered investment companies comprised of a total of 20 funds.
+    Mr. Craig became a Trustee as of June 30, 1995.

PURCHASE OF SHARES

     As stated in the Prospectus, Janus Distributors is a distributor of the Funds' shares. Shares are sold at the net asset value per share as determined at the close of the regular trading session of the New York Stock Exchange (the "NYSE" or the "Exchange") next occurring after a purchase order is received and accepted by a Fund. As stated in the Prospectus, the Funds each seek to maintain a stable net asset value per share of $1.00. The Shareholder's Guide Section of the Prospectus contains detailed information about the purchase of Shares.

REINVESTMENT OF DIVIDENDS AND DISTRIBUTIONS

     If investors do not elect in writing or by phone to receive their dividends and distributions via wire transfer, all income dividends and capital gains distributions, if any, on Shares are reinvested automatically in additional Shares of that Fund at the NAV determined on the first business day following the record date. Any such election (which may be made on the Application or by phone) will apply to dividends and distributions the record dates of which fall on or after the date that a Fund receives such notice. Investors receiving distributions and dividends via wire transfer may elect in writing or by phone to change back to automatic reinvestment at any time.

REDEMPTION OF SHARES

     Procedures for redemption of Shares are set forth in the Shareholder's Guide section of the Prospectus. Shares normally will be redeemed for cash, although each Fund retains the right to redeem Shares in kind under unusual circumstances, in order to protect the interests of remaining shareholders, by delivery of securities selected from its assets at its discretion. However, the Funds are governed by Rule 18f-1 under the 1940 Act, which requires each Fund to redeem Shares solely in cash up to the lesser of $250,000 or 1% of the net asset value of that Fund during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, their Fund will have the option of redeeming the excess in cash or in kind. If Shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets to cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under "Determination of Net Asset Value" and such valuation will be made as of the same time the redemption price is determined.

     The right to require the Funds to redeem Shares may be suspended, or the date of payment may be postponed, whenever (1) trading on the NYSE is restricted, as determined by the Securities and Exchange Commission, or the NYSE is closed except for holidays and weekends, (2) the Securities and Exchange Commission permits such suspension and so orders, or (3) an emergency exists as determined by the Securities and Exchange Commission so that disposal of securities or determination of NAV is not reasonably practicable.

SHAREHOLDER ACCOUNTS

     Detailed information about the general procedures for shareholder accounts is set forth in the Prospectus. Applications to open accounts may be obtained by calling the Funds at 1-800-29JANUS or writing to the Funds at 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923, Attention: Extended Services.

DIVIDENDS AND TAX STATUS

     Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. A shareholder may receive dividends via wire transfer or may choose to have dividends automatically reinvested in a Fund's Shares. As described in the Prospectus, Shares purchased by wire on a day on which the Funds calculate their net asset value will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund. Otherwise, such Shares will begin to accrue dividends on the first business day following receipt of the order. Requests for redemption of Shares will be redeemed at the next determined net asset value. Redemption requests made by wire that are received prior to 3:00 p.m. (New York time) for Janus Money Market Fund and Janus Government Money Market Fund and 12:00 p.m. (New York time) for Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated bank account on that day, but that day's dividend will not be received.

     Distributions  for all of the Funds (except Janus  Tax-Exempt  Money Market
Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received via wire transfer or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. As described in detail in the Prospectus, Janus

Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax, although dividends attributable to interest on taxable investments, together with distributions from any net realized short- or long-term capital gains, are taxable.

     The Funds intend to qualify as regulated investment companies by satisfying certain requirements prescribed by Subchapter M of the Internal Revenue Code of 1986.

PRINCIPAL SHAREHOLDERS

     As of September 15, 1995, the Shares were not available to individual investors and accordingly the Fund's officers and Trustees as a group owned less than 1% of the outstanding Shares.

     As of September 15, 1995, the following institutions owned more than 5% of Janus Money Market Fund - Institutional Shares:

Institution                    Address                               Ownership %
-----------                    -------                               -----------
Manville Corporation           P.O. Box 5108, Denver, CO 80217-5108        8.22%
GE Capital                     570 Lexington Avenue, 11th Floor,          13.83%
                               New York, NY 10022-6824
Charles Schwab &Co. Inc.       101 Montgomery Street,                     13.70%
                               San Francisco, CA 94104-4122
Household Finance Corporation  2700 Sanders RD 1 South Trading Room,       5.43%
                               Prospect Heights, IL 60070-2701
Cetus Oncology Corporation     4560 Horton Street, L-149,                  5.48%
                               Emeryville, CA 94608-2916

     As of September 15, 1995, the following institutions owned more than 5% of Janus Government Money Market Fund Institutional Shares:

Institution                    Address                               Ownership %
-----------                    -------                               -----------
Western Digital Corporation    8105 Irvine Drive, Irvine, CA 92718        43.99%
Rio Properties                 P.O. Box 14160, Las Vegas, NV 89114-4160   20.69%

     As of September 15, 1995, Janus Capital, which provided seed capital for the Shares, owned 100% of Janus Tax-Exempt Money Market Fund - Institutional Shares.

MISCELLANEOUS INFORMATION

     Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. As of the date of this SAI, the Trust consists of 13 other series, which are offered by separate prospectuses. The Funds were added to the Trust as separate series on December 9, 1994.

     Janus Capital reserves the right to the name "Janus." In the event that Janus Capital does not continue to provide investment advice to the Funds, the Funds must cease to use the name "Janus" as soon as reasonably practicable.

     Under Massachusetts law, shareholders of the Funds could, under certain circumstances, be held liable for the obligations of their Fund. However, the Agreement and Declaration of Trust (the "Declaration of Trust") disclaims shareholder liability for acts or obligations of the Funds and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Funds or the Trustees. The Declaration of Trust also provides for indemnification from the assets of the Funds for all losses and expenses of any Fund shareholder held liable for the obligations of their Fund. Thus, the risk of a shareholder incurring a financial loss on account of its liability as a shareholder of one of the Funds is limited to circumstances in which their Fund would be unable to meet its obligations. The possibility that these circumstances would occur is remote. The Trustees intend to conduct the operations of the Funds to avoid, to the extent possible, liability of shareholders for liabilities of their Fund.

SHARES OF THE TRUST

     The Trust is authorized to issue an unlimited number of shares of beneficial interest with a par value of one cent per share for each series of the Trust. Shares of each Fund are fully paid and nonassessable when issued. All shares of a Fund participate equally in dividends and other distributions by such Fund, and in residual assets of that Fund in the event of liquidation. Shares of each Fund have no preemptive, conversion or subscription rights.


     The Trust is authorized to issue multiple classes of shares for each Fund. Currently, Janus Money Market Fund, Janus Government Money Market Fund and Janus Tax-Exempt Money Market Fund each offer two classes of shares. The Shares discussed in this SAI are offered only to individual, institutional and corporate clients meeting certain minimum investment criteria. A second class of shares, Investor Shares, is offered to the general public.


VOTING RIGHTS

     The present Trustees were elected at a meeting of the Trust's shareholders held on July 10, 1992, with the exception of Mr. Craig who was appointed by the Trustees as of June 30, 1995. Under the Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his earlier death, resignation, bankruptcy, incapacity or removal. Vacancies will be filled by a majority of the remaining Trustees, subject to the 1940 Act. Therefore, no annual or regular meetings of shareholders normally will be held, unless otherwise required by the Declaration of Trust or the 1940 Act. Subject to the foregoing, shareholders have the power to vote to elect or remove Trustees, to terminate or reorganize their Fund, to amend the Declaration of Trust, to bring certain derivative actions and on any other matters on which a shareholder vote is required by the 1940 Act, the Declaration of Trust, the Trust's Bylaws or the Trustees.

     Each share of each series of the Trust has one vote (and fractional votes for fractional shares). Shares of all series of the Trust have noncumulative voting rights, which means that the holders of more than 50% of the shares of all series of the Trust voting for the election of Trustees can elect 100% of the Trustees if they choose to do so and, in such event, the holders of the remaining shares will not be able to elect any Trustees. Each series or class of the Trust will vote separately only with respect to those matters that affect only that series or class.

INDEPENDENT ACCOUNTANTS

     Price Waterhouse LLP, 950 Seventeenth Street, Suite 2500, Denver, Colorado 80202, independent accountants for the Funds, audit the Funds' annual financial statements and prepare their tax returns.

REGISTRATION STATEMENT

     The Trust has filed with the Securities and Exchange Commission, Washington, D.C., a Registration Statement under the Securities Act of 1933, as amended, with respect to the securities to which this SAI relates. If further information is desired with respect to the Funds or such securities, reference is made to the Registration Statement and the exhibits filed as a part thereof.

FINANCIAL STATEMENTS

     The following unaudited financial statements are for the period from April 14, 1995 (commencement of operations)to August 31, 1995.

JANUS MONEY MARKET FUNDS                                                                              JANUS                JANUS
STATEMENTS OF OPERATIONS (UNAUDITED)                                         JANUS                 GOVERNMENT            TAX-EXEMPT
For the period from April 14, 1995 to August 31, 1995                    MONEY MARKET             MONEY MARKET          MONEY MARKET
(all numbers in thousands)                                                    FUND                     FUND                  FUND
-----------------------------------------------------                    ------------             ------------          ------------
Investment Income:
Interest                                                                  $   17,275               $    3,035            $    1,152
Dividends                                                                 $        0               $        0            $        0
Foreign Tax Withheld                                                      $        0               $        0            $        0
                                                                          $   17,275               $    3,035            $    1,152
Expenses:
Advisory Fee for Investor Shares                                          $      223               $       43            $       29
Advisory Fee for Institutional Shares                                     $       60               $        8            $        0
Administrative Fee for Investor Shares                                    $    1,117               $      215            $      146
Administrative Fee for Institutional Shares                               $       30               $        3            $        0
                                                                          $    1,430               $      269            $      175
Net Investment Income:                                                    $   15,845               $    2,766            $      977
Net Realized Gain/(Loss) on Investments:
Net Realized gain/(loss) from securities transactions                     $        0               $        5            $        3
Change in net unrealized appreciation
  or depreciation of investments                                          $        0               $        0            $        0
Net gain/(loss) on investments                                            $        0               $        5            $        3
Net increase/(decrease) in net assets
  resulting from operations                                               $   15,845               $    2,771            $      980
------------------------------------------------------------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS                                                                               JANUS                 JANUS
STATEMENTS OF ASSETS AND LIABILITIES (UNAUDITED)                              JANUS                 GOVERNMENT            TAX-EXEMPT
As of August 31, 1995                                                     MONEY MARKET             MONEY MARKET         MONEY MARKET
(all numbers in thousands except net asset value)                              FUND                     FUND                  FUND
-----------------------------------------------------                    ------------             ------------          ------------
Assets:
Investments at amortized cost                                             $  972,018               $  158,688            $   73,227
Cash                                                                      $       44               ($     201)           $       17
Receivables:
  Investments Sold                                                        $        0               $        0            $        0
  Fund Shares Sold                                                        $    1,452               $      295            $       60
  Interest                                                                $    4,649               $      495            $      359
  Dividends                                                               $        0               $        0            $        0
Other Assets                                                              $        0               $        0            $        0
Total Assets                                                              $  978,163               $  159,277            $   73,663
Liabilities:
Payables:
  Investments Purchased                                                   $        0               $        0            $    1,156
  Fund Shares Repurchased                                                 $    1,843               $      705            $      325
  Dividends and Distributions                                             $    1,423               $       78            $        5
  Advisory Fee                                                            $       80               $       14            $        6
  Administrative Fee                                                      $      272               $       50            $       31
Total Liabilities                                                         $    3,618               $      847            $    1,523
Total Net Assets                                                          $  974,545               $  158,430            $   72,140
Shares Outstanding, $0.01 Par Value
  (unlimited shares authorized)                                              974,547                  158,427                72,140
Net Asset Value Per Share                                                 $     1.00               $     1.00            $     1.00
------------------------------------------------------------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS                                                                               JANUS                 JANUS
STATEMENTS OF CHANGES IN NET ASSETS (unaudited)                               JANUS                GOVERNMENT             TAX-EXEMPT
For the period from April 14, 1995 to August 31, 1995                     MONEY MARKET            MONEY MARKET          MONEY MARKET
(all numbers in thousands)                                                     FUND                     FUND                  FUND
-----------------------------------------------------                     ------------            ------------          ------------
Operations:
Net investment income(loss)                                               $   15,844               $    2,766            $      977
Net realized gain/(loss) from investment transactions                     $        0               $        5            ($       3)
Change in unrealized net appreciation or
  depreciation of investments                                             $        0               $        0            $        0
Net increase/(decrease) in net assets
  resulting from operations                                               $   15,844               $    2,771            $      974
Dividends and Distributions to Shareholders:
Net investment income:
  Investor Shares                                                         ($  12,295)              ($   2,334)           ($     977)
  Institutional Shares                                                    ($   3,552)              ($     432)           $        0
Net realized gain from investment transactions:
  Investor Shares                                                         $        0               ($       2)           $        3
  Institutional Shares                                                    $        0               ($       1)           $        0
Net decrease from dividends and distributions                             ($  15,847)              ($   2,769)           ($     974)
Capital Share Transactions:
Shares sold:
  Investor Shares                                                         $  940,695               $  162,210            $  114,522
  Institutional Shares                                                    $1,023,955               $  115,915            $       10
Reinvested dividends and distributions:
  Investor Shares                                                         $   11,869               $    2,255            $      943
  Institutional Shares                                                    $      339               $      240            $        0
Shares repurchased:
  Investor Shares                                                         ($ 348,963)              ($  48,577)           ($  43,335)
  Institutional Shares                                                    ($ 653,347)              ($  73,615)           $        0
Net increase/(decrease)
  from capital share transactions                                         $  974,548               $  158,428            $   72,140
Net increase/(decrease) in net assets                                     $  974,545               $  158,430            $   72,140
Net Assets beginning of period                                            $        0               $        0            $        0
Net Assets end of period                                                  $  974,545               $  158,430            $   72,140
Net Assets consist of:
Capital (par value and paid-in surplus)                                   $  974,548               $  158,428            $   72,140
Undistributed net ivestment income                                        ($       3)              $        0            $        0
Undistributed net realized gain/(loss) from investments                   $        0               $        2            $        0
Unrealized appreciation/(depreciation) of investments                     $        0               $        0            $        0
                                                                          $  974,545               $  158,430            $   72,140
Transactions in Fund Shares - Investor Shares
Shares Sold                                                                  940,695                  162,210               114,522
Reinvested dividends and distributions                                        11,869                    2,255                   943
Total                                                                        952,564                  164,465               115,465
Shares repurchased                                                          (348,963)                 (48,577)              (43,335)
Net increase/(decrease) in Fund shares                                       603,601                  115,888                72,130
Shares outstanding at beginning of period                                          0                        0                     0
Shares outstanding at end of period                                          603,601                  115,888                72,130
Transactions in Fund Shares - Institutional Shares
Shares Sold                                                                1,023,955                  115,915                    10
Reinvested dividends and distributions                                           339                      240                     0
Total                                                                      1,024,294                  116,155                    10
Shares repurchased                                                          (653,347)                 (73,615)                    0
Net increase/(decrease) in Fund shares                                       370,947                   42,540                    10
Shares outstanding at beginning of period                                          0                        0                     0
Shares outstanding at end of period                                          370,947                   42,540                    10
------------------------------------------------------------------------------------------------------------------------------------

JANUS MONEY MARKET FUNDS                                                                              JANUS                 JANUS
FINANCIAL HIGHLIGHTS (unaudited)                                             JANUS                 GOVERNMENT            TAX-EXEMPT
For a share outstanding throughout the period                            MONEY MARKET             MONEY MARKET          MONEY MARKET
from April 14, 1995 to August 31, 1995                                        FUND                     FUND                  FUND
---------------------------------------------                            ------------             ------------          ------------
Institutional Shares                                                          1995                     1995                  1995
---------------------------------------------                            ------------             ------------          ------------
Net asset value at beginning of period                                    $     1.00               $     1.00            $     1.00
Income from investment operations:
Net investment income                                                     $     0.01               $     0.01            $     0.01
Net gain or (losses) on investments
  (both realized and unrealized)                                          $     0.00               $     0.00            $     0.00
Total from investment operations                                          $     0.01               $     0.01            $     0.01
Less Dividends and Distributions:
Dividends (from net investment income)                                    ($    0.01)              ($    0.01)           ($    0.01)
Distribution (from net capital gains)                                     $     0.00               $     0.00            $     0.00
Total dividends and distributions                                         ($    0.01)              ($    0.01)           ($    0.01)
Net asset value at end of period                                          $     1.00               $     1.00            $     1.00
Total Return                                                                    2.26%                    2.21%                 1.43%
Net assets at end of period (in thousands)                                $  370,947               $   42,540            $       10
Average net assets for the period (in thousands)                          $  160,548               $   20,054            $       10
Ratio of expenses to average net assets                                         0.15%                    0.15%                 0.15%
Ratio of net investment income to average net assets                            5.90%                    5.77%                 3.87%
------------------------------------------------------------------------------------------------------------------------------------


JANUS MONEY MARKET FUND
August 31, 1995 (unaudited)

Principal Amount                                                    Market Value
----------------                                                    ------------
Short-Term Corporate Notes - 31.2%
                   Aluminum Co. of America
$     12,000,000   4.625%, 2/15/96                              $     11,926,353
                   CSC Enterprises:
       5,000,000   5.87%, 9/21/95                                      4,983,694
      10,000,000   5.85%, 10/12/95                                     9,933,375
                   Countrywide Mortgage:
      12,000,000   5.78%, 9/1/95                                      12,000,000
      25,000,000   5.78%, 9/18/95                                     24,931,764
                   Dean Witter Discover
       3,250,000   5.65%, 2/29/96                                      3,157,677
                   First Interstate Bancorp
       6,000,000   10.50%, 3/1/96                                      6,130,737
       1,000,000   Ford Motor Credit Co.
                   8.25%, 5/15/96                                      1,012,777
      10,000,000   General Electric Capital Corp.
                   5.85%, 8/29/96                                      9,994,942
                   General Motors
                   Acceptance Corp.:
       5,000,000   5.88%, 9/25/95                                      4,980,400
       9,460,000   7.50%, 10/15/95                                     9,472,290
      10,000,000   5.66%, 3/8/96                                       9,702,850
                   Hanover Direct Series A
       2,400,000   6.1856%, 11/27/95                                   2,400,000
                   Hanover Direct Series B
       5,000,000   6.1856%, 11/27/95                                   5,000,000
                   J.P. Morgan and Co.
      10,000,000   5.75%, 8/7/96                                       9,991,117
                   Merrill Lynch and Co.:
      25,000,000   5.74%, 9/11/95                                     24,960,139
      25,000,000   5.75%, 9/18/95                                     24,932,118
                   Nationsbank Corp.:
      10,000,000   6.14%, 9/20/95                                      9,967,594
       5,000,000   6.12%, 10/2/95                                      4,973,650
                   Nynex Corp.:
      10,000,000   5.88%, 9/12/95                                      9,982,033

Principal Amount                                                    Market Value
----------------                                                    ------------
Short-Term Corporate Notes (cont'd)
      21,500,000   5.80%, 10/13/95                              $     21,354,517
                   Renault Credit:
      25,000,000   5.72%, 9/18/95                                     24,932,472
      10,100,000   5.88%, 9/28/95                                     10,055,459
                   Shoney's Inc., #3
       9,350,000   5.8705%, 9/25/95                                    9,350,000
                   Southern Container Corp.
      10,000,000   5.8835%, 9/25/95                                   10,000,000
                   Spiegel Funding Corp.:
       5,000,000   5.85%, 10/6/95                                      4,971,564
      10,000,000   5.68%, 10/10/95                                     9,938,467
                   Windsor at Pine Ridge:
       2,300,000   5.8705%, 9/25/95                                    2,300,000
       6,650,000   5.8835%, 9/25/95                                    6,650,000
                   Ziegler Corp.
       4,000,000   5.80%, 10/23/95                                     3,966,489
Total Short-Term Corporate Notes
  (amortized cost $303,952,478)                                      303,952,478
General Obligation Bonds - 5.3%
                   Los Angeles Metropolitan
                   Transit Authority:
       5,000,000   6.35%, 9/7/95                                       5,000,143
      10,000,000   5.95%, 9/18/95                                     10,000,000
      10,000,000   6.025%, 10/2/95                                    10,000,000
                   Richmond County, Georgia,
                   (Monsanto Co. Project),
      12,200,000   6.27%, 6/1/20                                      12,200,000
                   San Diego, California:
       5,000,000   5.95%, 9/1/00                                       4,999,854
       9,700,000   6.12%, 9/1/20                                       9,700,000
Total General Obligation Bonds
  (cost $51,899,997)                                                  51,899,997
Time Deposits - 1.9%
                   First Union Bank of
                   North Carolina
      18,300,000   5.8125%, 9/1/95
                   (cost $18,300,000)                                 18,300,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Bank Notes - 6.1%
                   Bank of New York
       5,000,000   6.41%, 6/3/96                                $      5,000,000
                   Comerica Bank of Illinois
       5,000,000   5.76%, 9/29/95                                      4,999,145
                   First National Bank of Ohio
      10,000,000   5.95%, 8/1/96                                       9,995,600
                   First National Bank of Chicago:
       5,000,000   6.45%, 9/20/95                                      5,000,619
      10,000,000   6.12%, 8/26/96                                     10,000,000
                   Regions Bank of Louisiana
      15,000,000   6.40%, 10/5/95                                     15,000,000
                   Wachovia Bank of
                   North Carolina
       9,000,000   6.20%, 8/5/96                                       9,026,918
Total Bank Notes
  (amortized cost $59,022,282)                                        59,022,282
Taxable Variable Rate Demand Notes - 33.2%
       9,200,000   Ann Arundel Medical Center,
                   5.85%, 7/1/24                                       9,200,000
       2,200,000   Armstrong County, Pennsylvania,
                   Hospital Authority Revenue,
                   (St. Francis Financial Corp.),
                   Series A, 5.90%, 9/1/17                             2,200,000
       4,500,000   Bayliss Group Partners,
                   6.05%, 1/1/10                                       4,500,000
       3,500,000   Bessemer, Alabama, Industrial
                   Development Bond,
                   (Big B Inc. Project), Series B,
                   5.89%, 5/1/05                                       3,500,000
       3,200,000   Columbia County, Georgia,
                   Development Authority
                   Industrial Park Revenue,
                   5.95%, 3/1/10                                       3,200,000
       3,300,000   Community Health System, Inc.,
                   Series A, 6.05%, 10/1/03                            3,300,000
      10,000,000   FCC National Bank,
                   5.95%, 4/26/96                                      9,995,488
      15,900,000   Fontana, California, Public
                   Finance Authority COPS,
                   6.14%, 10/1/20                                     15,900,000
                   General Electric Capital Corp.,
                   Medium Term Notes:
      15,000,000   6.00%, 4/5/96                                      14,997,280
       3,000,000   6.03%, 4/19/96                                      3,000,000
                   General Motors Acceptance
                   Corp., Medium Term Notes:
      10,000,000   6.2812%, 12/22/95                                  10,003,812
       5,000,000   6.125%, 5/6/96                                      5,006,134
         100,000   Genesys Michigan Health
                   System Taxable Obligations,
                   Series A, 5.94%, 4/1/20                               100,000
       3,155,000   GMG Warehouse LLC,
                   5.90%, 5/15/25                                      3,155,000
         800,000   Great Bend, Kansas Economic
                   Development Revenue
                   Board, (Fuller Industries,
                   Inc. Project), 5.90%, 6/1/09                          800,000
       1,525,000   Health Care Taxable Obligation,
                   (Glencrest Real Estate &
                   Development LLC Project),
                   5.90%, 2/15/24                                      1,525,000
                   Health Insurance Plan
                   of Greater New York:
       4,700,000   Series B, 5.85%, 7/1/16                             4,700,000
       6,900,000   Series B-2, 5.85%, 7/1/20                           6,900,000
       6,800,000   Health Midwest Ventures
                   Group, Inc., Demand Bond
                   Series 1994A, 5.90%, 8/1/19                         6,800,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Taxable Variable Rate Demand Notes (cont'd)
       1,900,000   Hinds County, Mississippi
                   Industrial Development
                   Revenue Bond, (Cal-Maine
                   Foods, Inc. Project),
                   5.95%, 11/1/05                               $      1,900,000
       2,100,000   Illinois Development Finance
                   Authority, (Chicago
                   Educational Television Assn.),
                   Series B, 5.90%,                                    2,100,000
       2,920,000   Letts Industries, Inc.,
                   5.90%, 2/1/20                                       2,920,000
       4,000,000   Liliha Partners L.P. of Hawaii,
                   6.05%, 8/1/24                                       4,000,000
      12,500,000   Mac Papers, Inc., 5.90%, 8/1/15                    12,500,000
         800,000   Maryland State Industrial
                   Development Financing
                   Authority Terminal Corp.
                   Facility Revenue,
                   6.08%, 9/1/09                                         800,000
                   Mississippi Business Finance
                   Industrial Development Bond:
       5,000,000   (Dana Lighting Inc. Project),
                   5.95%, 5/1/10                                       5,000,000
      11,500,000   (United Technologies Motor
                   Systems Inc. Project),
                   5.95%, 6/1/14                                      11,500,000
       6,000,000   (Choctaw Foods Inc. Project),
                   5.95%, 8/1/15                                       6,000,000
         130,000   (Bryan Foods, Inc. Project),
                   5.85%, 2/1/19                                         130,000
         170,000   Missouri State Economic
                   Development Export &
                   Infrastructures Industrial
                   Development Revenue,
                   (Able Body Corp. Project),
                   6.45%, 6/1/08                                         170,000
       1,000,000   Montgomery County
                   Pennsylvania Industrial
                   Development Authority,
                   (410 Horsham Associates
                   Project), 6.15%, 3/1/10                             1,000,000
                   New York City, New York,
                   General Obligation:
      20,000,000   6.00%, 8/1/14                                      20,000,000
      30,000,000   5.95%, 8/1/25                                      30,000,000
       2,470,000   Nova University, Florida,
                   Lease Revenue, (Miami
                   Dolphins Training Facility
                   Project), 5.95%, 3/1/03                             2,470,000
       5,800,000   Oxnard, California, Finance
                   Authority Refunding Lease
                   Revenue, 5.90%, 6/1/06                              5,800,000
       7,000,000   Pasadena, California, COPS,
                   (Los Robles Avenue
                   Parking Facility Project),
                   5.95%, 11/1/12                                      7,000,000
       1,800,000   Renssalaer County, New York
                   Industrial Development
                   Authority, (Allied Signal
                   Project), 5.94%, 9/1/1/09                           1,800,000
       3,175,000   St. Francis Hawaii Healthcare
                   Foundation Revenue Bond,
                   6.05%, 8/1/12                                       3,175,000
      25,500,000   San Bernardino County,
                   California, (County Center
                   Refining Project),
                   5.85%, 7/1/16                                      25,500,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Taxable Variable Rate Demand Notes (cont'd)
       9,365,000   San Jose California Financing
                   Authority, (Hayes Mansion
                   Revenue Project), Series A,
                   6.15%, 12/1/25                               $      9,365,000
       1,000,000   South Central Texas Industrial
                   Development Bond,
                   (Rohr Industries Project),
                   5.90%, 5/1/20                                       1,000,000
      20,000,000   Taxable Adjustable Demand
                   Notes, 5.95%, 8/1/25                               20,000,000
       6,200,000   Texas Veterans' Housing
                   Assistance, 5.87%, 12/1/3                           6,200,000
       5,380,000   Union City, Tennessee,
                   Industrial Development Board,
                   Cobank Limited LLC Project),
                   5.95%, 1/1/25                                       5,380,000
       5,000,000   Venturecor, Inc., 5.90%, 5/15/35                    5,000,000
      24,350,000   Virginia State Housing
                   Development Authority
                   Residential Mortgage
                   Revenue, Series A,
                   5.95%, 3/1/02                                      24,350,000
Total Variable Rate Notes
  (amortized cost $323,842,715)                                      323,842,715
Certificates of Deposit - 12.3%
                   Bank of Tokyo, Portland:
      20,000,000   5.88%, 9/22/95                                     20,000,116
      20,000,000   5.90%, 9/25/95                                     20,000,398
                   Bayerische Vereinsbank:
      10,000,000   6.03%, 6/5/96                                      10,000,000
      10,000,000   5.95%, 7/22/96                                     10,000,000
                   Canadian Imperial Bank:
       5,000,000   6.40%, 6/5/96                                       5,000,000
      10,000,000   6.10%, 7/26/96                                     10,000,000
      45,000,000   Sanwa Bank Ltd., New York,
                   5.85%, 9/6/95                                      45,000,000
Total Certificates of Deposit
  (amortized cost $120,000,514)                                      120,000,514
Promissory Notes - 4.6%
      45,000,000   Goldman Sachs Group L.P.
                   5.9375%, 10/23/95
                   (cost $45,000,000)                                 45,000,000
Repurchase Agreements - 5.1%
      50,000,000   First Chicago Repurchase
                   Agreement, 5.88%, dated
                   8/31/95, maturing 9/1/95,
                   to be repurchased at
                   $50,008,167, collateralized
                   by: $50,890,000 United States
                   Treasury Note, 6.00%, 8/31/97,
                   with a value of $51,001,450
                  (cost $50,000,000)                                  50,000,000
Total Investments - 99.7%                                            972,017,986
Cash, Receivables and Other Assets,
  net of Liabilities - 0.3%                                            2,526,563
Net Assets - 100%                                                   $974,544,549


JANUS GOVERNMENT MONEY MARKET FUND
August 31, 1995 (unaudited)

Principal Amount                                                    Market Value
----------------                                                    ------------
U.S. Government Agency
Discount Note Obligations - 15.7%
                   Federal Farm Credit Bank
$      5,000,000   5.40%, 8/27/96                               $      4,729,250
                   Federal Home Loan Bank:
       1,000,000   5.51%, 2/5/96                                         975,970
       1,000,000   5.80%, 2/8/96                                         974,222
       2,000,000   5.50%, 5/3/96                                       1,925,139
       1,835,000   5.58%, 5/31/96                                      1,757,352
       2,000,000   5.98%, 7/3/96                                       2,000,000
       1,000,000   5.51%, 7/11/96                                        951,940
       2,000,000   5.44%, 7/12/96                                      1,904,800
       1,000,000   5.44%, 7/16/96                                        951,795
       1,000,000   5.44%, 8/1/96                                         949,378
                   Federal Home Loan
                   Mortgage Corp.
       2,000,000   5.83%, 11/1/95                                      1,980,243
                   Federal National
                   Mortgage Association:
       1,000,000   5.84%, 9/1/95                                       1,000,000
       1,000,000   5.84%, 10/18/95                                       992,376
       2,000,000   5.49%, 4/15/96                                      1,930,765
       2,000,000   5.39%, 6/20/96                                      1,912,263
Total U.S. Government Agency
  (amortized cost $24,935,493)                                        24,935,493
U.S. Government Agency Obligations -
Variable Notes - 21.7%
                   Federal Farm Credit
                   Medium Term Note
       5,000,000   6.20%, 3/21/96                                      4,999,701
       2,000,000   6.10%, 6/13/97                                      1,998,273
                   Federal Home Loan Bank:
       5,000,000   5.67%, 3/8/96                                       4,994,227
       5,000,000   6.18%, 9/6/96                                       5,018,366
                   Federal National Mortgage
                   Medium Term Notes:
       3,000,000   6.37%, 1/26/96                                      3,000,294
                   Student Loan
                   Marketing Association:
       5,000,000   5.86%, 12/14/95                                     5,000,000
       3,200,000   6.09%, 8/22/96                                      3,205,967
       1,240,000   5.93%, 3/3/97                                       1,240,118
       5,000,000   5.64%, 4/18/97                                      4,995,948
Total U.S. Government Agency - Variable
  Notes (amortized cost $34,452,894)                                  34,452,894
U.S. Government Agency Notes - .6%
                   Federal Home Loan Bank Note
       1,000,000   6.22%, 6/17/96
                   (amortized cost $1,000,000)                         1,000,000
Repurchase Agreements - 62.0%
      35,000,000   First Chicago Repurchase
                   Agreement, 5.88% dated
                   8/31/95, maturing 9/1/95,
                   to be repurchased at
                   $35,005,717, collateralized
                   by $35,625,000 in U.S.
                   Treasury Notes 6.00%,
                   8/31/97 with a value of
                   $35,703,019                                        35,000,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Repurchase Agreements (cont'd)
      34,300,000   HSBC Repurchase Agreement,
                   5.86% dated 8/31/95,
                   maturing 9/1/95, to be
                   repurchased at $34,305,583
                   collateralized by: $32,550,000
                   in U.S. Treasury Notes:
                   6.00% - 7.875%, 9/30/99 -
                   11/30/99; with respective
                   values of $6,716,789,
                   $1,821,023, $1,849,125,
                   $3,661,495, $20,937,950                      $     34,300,000
      29,000,000   Morgan Stanley Repurchase
                   Agreement, 5.80% dated 8/31/95,
                   maturing 9/1/95,
                   to be repurchased at
                   $29,004,672 collateralized
                   by: $1,375,000 in Federal
                   National Conventional
                   Pooled Loans 7.50%, 8/1/25;
                   $97,396,000 in Federal
                   National Mortgage
                   Association Notes 1.9562%,
                   11/23/25; $24,550,000 in
                   U.S. Treasury Notes 7.75%,
                   3/31/96 with respective values
                   of $1,384,884, $2,649,610
                   and $25,624,033                                    29,000,000
Total Repurchase Agreements
  (cost $98,300,000)                                                  98,300,000
Total Investments - 100.2%                                           158,688,387
Liabilities, net of Cash, Receivables
  and Other Assets - (0.2%)                                            (258,640)
Net Assets - 100%                                                   $158,429,747


JANUS TAX-EXEMPT MONEY MARKET FUND
August 31, 1995 (unaudited)

Principal Amount                                                    Market Value
----------------                                                    ------------
General Obligation Notes - 18.1%
$      1,000,000   Allegheny County, Pennsylvania
                   Port Authority Grant
                   Anticipation Notes, Series A,
                   3.875%, 6/28/96                              $      1,000,000
       1,000,000   Baltimore, Maryland Industrial
                   Development Authority,
                   3.20%, 9/6/95                                       1,000,000
       1,000,000   Corcoran, California Joint
                   Unified School District, Tax
                   and Revenue Anticipation
                   Notes, 4.25%, 6/28/96                               1,001,188
       1,000,000   Harris County, Texas Hospital
                   District, 6.90%, 2/15/96                            1,013,530
       1,000,000   Maricopa County, Arizona
                   Unified High School District
                   Number 210, Phoenix Tax
                   Anticipation Notes,
                   Series A, 4.45%, 7/31/96                            1,004,237
         750,000   Metropolitan Government
                   Nashville and Davidson
                   County, Tennesse,
                   4.75%, 1/15/96                                        750,000
       3,295,000   Mono County, California Board
                   of Education Tax Anticipation
                   Notes, 4.50%, 6/28/96                               3,307,554
       1,500,000   North Carolina Eastern
                   3.20%, 9/6/95                                       1,500,000
       1,150,000   Port of Seattle, Washington
                   Revenue, Series A,
                   5.50%, 2/1/96                                       1,155,359
         300,000   State of Texas 3.25%, 10/5/95                         300,000
       1,000,000   Tuolomne County, California
                   Board of Education Tax and
                   Revenue Anticipation Notes,
                   4.50%, 6/28/96                                      1,004,367
Total General Obligation Notes
  (amortized cost $13,036,235)                                        13,036,235
Put Bonds - 5.8%
         500,000   Harris County, Texas Hospital
                   District, 8.50%, 4/1/15 522,481
       1,000,000   Klamath Falls, Oregon Electric
                   Revenue, (Salt Caves
                   Hydroelectric), Series A,
                   4.40%, 5/1/23                                       1,000,000
       2,180,000   Missouri State Environmental
                   Impact and  Energy  Resource
                   Authority,  Pollution Control
                   Revenue, (Union Electric Co.),
                   Series B, 4.00%, 6/1/14                             2,180,000
         500,000   Pendleton, Kentucky
                   Self-Insurance Funding,
                   4.00%, 7/1/01                                         500,000
Total Put Bonds (amortized cost $4,202,481)                            4,202,481
Variable Rate Demand Notes - 77.6%
California - 15.6%
       3,500,000   California School Cash Reserve
                   Program Authority,
                   4.75%, 7/5/96                                       3,528,314
       3,100,000   California Statewide
                   Communities, (Whispering
                   Winds Apartments),
                   Series D, 3.90%, 12/1/22                            3,100,000

Principal Amount                                                    Market Value
----------------                                                    ------------
California (cont'd)
         500,000   Carlsbad Housing &
                   Redevelopment Commission,
                   (Seascape Village Project),
                   4.00%, 12/12/05                              $        500,000
                   Irvine Ranch Water District:
         800,000   (Consolidated Refunding
                   Project), Series B,
                   3.60%, 10/1/99                                        800,000
         300,000   (Consolidated Refunding
                   Project), Series B,
                   3.60%, 10/1/04                                        300,000
         200,000   (Consolidated Refunding
                   Project), Series B,
                   3.60%, 10/1/09                                        200,000
       1,000,000   (Waterworks Improvement
                   District), Series A,
                   3.60%, 11/15/13                                     1,000,000
       1,100,000   (Sewer Improvement District),
                   Series A, 3.60%, 11/15/13                           1,100,000
         300,000   (Consolidated Refunding
                   Project), 3.60%, 6/1/15                               300,000
         400,000   Orange County Apartment
                   Development Revenue,
                   (Aliso Creek Project),
                   Series B, 4.20%, 11/1/05                              400,000
                                                                      11,228,314
Florida - 1.5%
         200,000   Broward County Housing
                    Finance Authority
                    Multi-Family Housing
                    Revenue, (Jacaranda Village
                   Project), 3.60%, 9/1/97                               200,000
         200,000   Dade County, Florida
                   (Apartment Revenue),
                   Series A, 3.80%, 10/1/09                              200,000
         700,000   Pinellas County Housing
                   Finance Authority
                   Multi-Family Housing
                   Revenue, (Lynn Lake Arms
                   Phase II Project), Series II-A,
                   3.75%, 7/1/11                                         700,000
                                                                       1,100,000
Georgia - 5.9%
       1,900,000   Glynn-Brunswick Hospital
                   Authority Revenue, (S.E.
                   Georgia Regional Medical
                   Center Project), Series A,
                   3.75%, 8/1/09                                       1,900,000
       2,335,000   Peachtree City Development
                   Authority Revenue,
                   (Equitable PCDC Project),
                   3.75%, 7/1/10                                       2,335,000
                                                                       4,235,000
Illinois - 6.0%
       2,100,000   Bartlett Multi-Family Housing
                   Revenue, (Bartlett Square
                   Apartments), Series A,
                   3.65%, 3/1/25                                       2,100,000
         649,070   Illinois Village of Franklin Park,
                   (AM Castle and Company
                   Project), 3.70%, 6/1/17                               649,070
         187,500   Village of Rosemont, Illinois,
                   (AM Castle and Company
                   Project), 3.70%, 9/1/17                               187,500


Principal Amount                                                    Market Value
----------------                                                    ------------
Illinois (cont'd)
       1,400,000   Wood Dale Industrial
                   Development Revenue,
                   (Nippon Express, Inc. Project),
                   3.80%, 6/1/00                                $      1,400,000
                                                                       4,336,570
Kansas - 2.9%
       2,100,000   Wichita, Kansas Revenue,
                   (CSJ Health Systems Project),
                   Series XXV, 3.80%, 10/1/11                          2,100,000
Kentucky - 1.4%
       1,000,000   Calvert City, Kentucky PCRB
                   (Air Products and Chemical
                   Income Project), Series B,
                   3.65%, 2/1/07                                       1,000,000
Louisiana - 4.4%
       1,620,000   Quachita, Louisiana Industrial
                   Development Bond (McRaes
                   Inc. Project), 3.75%, 7/1/04                        1,620,000
         100,000   South Louisiana Port Comm
                   Marine Term Facility Authority,
                   (Occidental Petroleum
                   Project), 3.60%, 7/1/21                               100,000
       1,485,000   Sulphur, Louisiana Industrial
                   Development Revenue,
                   (La Quinta Inns Project),
                   3.75%, 12/1/04                                      1,485,000
                                                                       3,205,000
Maryland - 4.9%
       3,500,000   Baltimore, Maryland (Terminal
                   Corp. Project), 3.70%, 8/1/16                       3,500,000
Minnesota - 0.1%
         100,000   Austin Commercial
                   Development Revenue,
                   (Hy-Vee Foods, Inc. Project),
                   3.75%, 12/1/04                                        100,000
Missouri - 3.1%
         195,000   Columbia Certificate of
                   Participation Authority,
                   3.60%, 8/15/99                                        195,000
         973,000   Kansas City Industrial
                   Development Authority,
                   (AM Castle and Company
                   Project), 3.70%, 6/1/10                               973,000
         500,000   Missouri Health Education
                   Financing Authority Hospital
                   Finance Revenue, (SSM
                   Health Care Project),
                   3.90%, 6/1/06                                         500,000
         600,000   West Plains Industrial Revenue
                   Authority, (West Plains Manor
                   Project), 4.05%, 11/1/10                              600,000
                                                                       2,268,000
New York - 1.3%
         900,000   Ontario County, NY Industrial
                   Development Authority,
                   (Eastman Kodak/V Assoc.
                   Project), 4.75%, 8/1/15                               900,000
Ohio - 0.8%
         590,000   Ohio Industrial Development
                   Revenue Bond, (AM Castle and
                   Company Project),
                   3.70%, 12/1/06                                        590,000

Principal Amount                                                    Market Value
----------------                                                    ------------
Oklahoma - 4.3%
         615,000   Claremore Redevelopment
                   Authority Industrial
                   Development Revenue,
                   (Worthington Cylinder Corp.
                   Project), 3.75%, 1/1/11                      $        615,000
       2,500,000   Tulsa Home Finance Authority,
                   (Greenbriar Project),
                   Series B, 4.00%, 3/15/05                            2,500,000
                                                                       3,115,000
Pennsylvania - 3.5%
       1,000,000   Chester County Industrial
                   Development Revenue,
                   (Woods Project),
                   3.70%, 3/31/15                                      1,000,000
         200,000   Delaware Valley Regional
                   Financing Authority,
                   Series 1985A-1V 1991,
                   3.60%, 12/1/17                                        200,000
       1,300,000   Venango Industrial
                   Development Authority,
                   (Pennzoil Co. Project),
                   Series A, 4.25%, 12/1/12                            1,300,000
                                                                       2,500,000
South Carolina - 3.5%
       2,000,000   Dorchester County (BOC Group
                   Project), 3.75%, 12/8/00                            2,000,000
         500,000   Lexington County
                   (Charter Rivers Hospital),
                   3.70%, 6/1/07                                         500,000
                                                                       2,500,000
Tennessee - 11.1%
       2,500,000   Greeneville Health &
                   Educational Facilities Board,
                   (Laughlin Memorial Hospital,
                   Inc. Project), 3.70%, 10/1/14                       2,500,000
       2,500,000   Hamilton County (Tennessee
                   Aquarium - IMAX),
                   3.70%, 3/1/15                                       2,500,000
                   Metropolitan Government
                   Nashville & Davidson County
                   Health and Educational
                   Facilities Board:
       1,000,000   (Belmont University Project),
                   3.75%, 8/1/09                                       1,000,000
       2,000,000   (Richland Place, Inc. Project),
                   3.55%, 5/1/23                                       2,000,000
                                                                       8,000,000


Principal Amount                                                    Market Value
----------------                                                    ------------
Texas - 7.2%
         100,000   Grapevine Industrial
                   Development Corp. Revenue,
                   (American Airlines Inc.),
                   Series A-4 3.50%, 12/1/24                    $        100,000
       1,400,000   Harris County Health Facilities
                   Development Corp. Hospital
                   Revenue, (Memorial Senior
                   Services, Inc. Project),
                   3.65%, 5/1/18                                       1,400,000
       1,800,000   Lubbock, Texas Hospital
                   Finance Development Corp.
                   Revenue, (Charter Plains
                   Hospital Project),
                   3.70%, 10/1/13                                      1,800,000
       1,910,000   Maverick County Industrial
                   Developement Revenue
                   Bond, (La Quinta Motor Inns),
                   3.75%, 12/1/01                                      1,910,000
                                                                       5,210,000
Wisconsin - 0.1%
         100,000   Wisconsin Health & Educational
                   Facilities Authority, (Felican
                   Health Care, Inc. Project),
                   3.80%, 1/1/19                                         100,000
Total Variable Rate Notes
  (amortized cost $55,987,884)                                        55,987,884
Total Investments - 101.5%                                            73,226,600
Cash, Receivables and other Assets,
  net of Liabilities - (1.5%)                                        (1,086,522)
Net Assets - 100%                                                    $72,140,078

APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

MOODY'S AND STANDARD & POOR'S

MUNICIPAL AND CORPORATE BONDS AND MUNICIPAL LOANS

     The two highest ratings of Standard & Poor's Ratings Services ("S&P") for municipal and corporate bonds are AAA and AA. Bonds rated AAA have the highest rating assigned by S&P to a debt obligation. Capacity to pay interest and repay principal is extremely strong. Bonds rated AA have a very strong capacity to pay interest and repay principal and differ from the highest rated issues only in a small degree. The AA rating may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within that rating category.

     The two highest ratings of Moody's Investors Service, Inc. ("Moody's") for municipal and corporate bonds are Aaa and Aa. Bonds rated Aaa are judged by Moody's to be of the best quality. Bonds rated Aa are judged to be of high quality by all standards. Together with the Aaa group, they comprise what are generally known as high-grade bonds. Moody's states that Aa bonds are rated lower than the best bonds because margins of protection or other elements make long-term risks appear somewhat larger than Aaa securities. The generic rating Aa may be modified by the addition of the numerals 1, 2 or 3. The modifier 1 indicates that the security ranks in the higher end of the Aa rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of such rating category.

SHORT TERM MUNICIPAL LOANS

     S&P's highest rating for short-term municipal loans is SP-1. S&P states that short-term municipal securities bearing the SP-1 designation have a strong capacity to pay principal and interest. Those issues rated SP-1 which are determined to possess a very strong capacity to pay debt service will be given a plus (+) designation. Issues rated SP-2 have satisfactory capacity to pay principal and interest with some vulnerability to adverse financial and economic changes over the term of the notes.

     Moody's highest rating for short-term municipal loans is MIG-1/VMIG-1. Moody's states that short-term municipal securities rated MIG-1/VMIG-1 are of the best quality, enjoying strong protection from established cash flows of funds for their servicing or from established and broad-based access to the market for refinancing, or both. Loans bearing the MIG-2/VMIG-2 designation are of high quality, with margins of protection ample although not so large as in the MIG-1/VMIG-1 group.

OTHER SHORT-TERM DEBT SECURITIES

     Prime-1 and Prime-2 are the two highest ratings assigned by Moody's for other short-term debt securities and commercial paper, and A-1 and A-2 are the two highest ratings for commercial paper assigned by S&P. Moody's uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of Prime, while S&P uses the numbers 1, 2 and 3 to denote relative strength within its highest classification of A. Issuers rated Prime-1 by Moody's have a superior ability for repayment of senior short-term debt obligations and have many of the following characteristics: leading market positions in well-established industries, high rates of return on funds employed, conservative capitalization structure with moderate reliance on debt and ample asset protection, broad margins in earnings coverage of fixed financial charges and high internal cash generation, and well established access to a range of financial markets and assured sources of alternate liquidity. Issuers rated Prime-2 by Moody's have a strong ability for repayment of senior short-term debt obligations and display many of the same characteristics displayed by issuers rated Prime-1, but to a lesser degree. Issuers rated A-1 by S&P carry a strong degree of safety regarding timely repayment. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation. Issuers rated A-2 by S&P carry a satisfactory degree of safety regarding timely repayment.

FITCH

F-1+ - Exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

F-1 - Very strong credit quality. Issues assigned this rating reflect an assurance for timely payment only slightly less in degree than issues rated F-1+.

F-2 - Good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payments, but the margin of safety is not as great as the F-1+ and F-1 ratings.

DUFF & PHELPS INC.

Duff 1+ - Highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or ready access to alternative sources of funds, is clearly outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

Duff 1 - Very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

Duff 1- - High certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

Duff 2 - Good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

THOMSON BANKWATCH, INC.

TBW-1- The highest category; indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

TBW-2- The second highest category; while the degree of safety regarding timely repayment of principal and interest is strong, the relative degree of safety is not as high as for issues rated TBW-1.

TBW-3-  The  lowest  investment  grade  category;   indicates  that  while  more
     susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

TBW-4- The lowest rating category; this rating is regarded as non-investment grade and therefore speculative.

IBCA, INC.

A1+ - Obligations supported by the highest capacity for timely repayment. Where issues possess a particularly strong credit feature, a rating of A1+ is assigned.

A2   - Obligations supported by a good capacity for timely repayment.

A3   - Obligations supported by a satisfactory capacity for timely repayment.

B - Obligations for which there is an uncertainty as to the capacity to ensure timely repayment.

C - Obligations for which there is a high risk of default or which are currently in default.


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

APPENDIX B

DESCRIPTION OF MUNICIPAL SECURITIES

     Municipal Notes generally are used to provide for short-term capital needs and usually have maturities of one year or less. They include the following:

     1. Project Notes, which carry a U.S. government guarantee, are issued by public bodies (called "local issuing agencies") created under the laws of a state, territory, or U.S. possession. They have maturities that range up to one year from the date of issuance. Project Notes are backed by an agreement between the local issuing agency and the Federal Department of Housing and Urban
Development. These Notes provide financing for a wide range of financial assistance programs for housing, redevelopment, and related needs (such as low-income housing programs and renewal programs).

     2. Tax Anticipation Notes are issued to finance working capital needs of municipalities. Generally, they are issued in anticipation of various seasonal tax revenues, such as income, sales, use and business taxes, and are payable from these specific future taxes.

     3. Revenue Anticipation Notes are issued in expectation of receipt of other types of revenues, such as Federal revenues available under the Federal Revenue Sharing Programs.

     4. Bond Anticipation Notes are issued to provide interim financing until long-term financing can be arranged. In most cases, the long-term bonds then provide the money for the repayment of the Notes.

     5. Construction Loan Notes are sold to provide construction financing. After successful completion and acceptance, many projects receive permanent financing through the Federal Housing Administration under the Federal National Mortgage Association ("Fannie Mae") or the Government National Mortgage Association ("Ginnie Mae").

     6. Tax-Exempt Commercial Paper is a short-term obligation with a stated maturity of 365 days or less. It is issued by agencies of state and local governments to finance seasonal working capital needs or as short-term financing in anticipation of longer term financing.

     Municipal  Bonds,  which meet longer term capital needs and generally  have
maturities   of  more  than  one  year  when   issued,   have  three   principal
classifications:

     1. General Obligation Bonds are issued by such entities as states, counties, cities, towns, and regional districts. The proceeds of these obligations are used to fund a wide range of public projects, including construction or improvement of schools, highways and roads, and water and sewer systems. The basic security behind General Obligation Bonds is the issuer's pledge of its full faith and credit and taxing power for the payment of principal and interest. The taxes that can be levied for the payment of debt service may be limited or unlimited as to the rate or amount of special assessments.

     2. Revenue Bonds in recent years have come to include an increasingly wide variety of types of municipal obligations. As with other kinds of municipal obligations, the issuers of revenue bonds may consist of virtually any form of state or local governmental entity, including states, state agencies, cities, counties, authorities of various kinds, such as public housing or redevelopment authorities, and special districts, such as water, sewer or sanitary districts. Generally, revenue bonds are secured by the revenues or net revenues derived from a particular facility, group of facilities, or, in some cases, the proceeds of a special excise or other specific revenue source. Revenue bonds are issued to finance a wide variety of capital projects including electric, gas, water and sewer systems; highways, bridges, and tunnels; port and airport facilities; colleges and universities; and hospitals. Many of these bonds provide additional security in the form of a debt service reserve fund to be used to make principal and interest payments. Various forms of credit enhancement, such as a bank letter of credit or municipal bond insurance, may also be employed in revenue bond issues. Housing authorities have a wide range of security, including partially or fully insured mortgages, rent subsidized and/or collateralized mortgages, and/or the net revenues from housing or other public projects. Some authorities provide further security in the form of a state's ability (without obligation) to make up deficiencies in the debt service reserve fund.

     In recent years, revenue bonds have been issued in large volumes for projects that are privately owned and operated (see 3 below).

     3. Private Activity Bonds are considered municipal bonds if the interest paid thereon is exempt from Federal income tax and are issued by or on behalf of public authorities to raise money to finance various privately operated facilities for business and manufacturing, housing and health. These bonds are also

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

used to finance public facilities such as airports, mass transit systems and ports. The payment of the principal and interest on such bonds is dependent solely on the ability of the facility's user to meet its financial obligations and the pledge, if any, of real and personal property as security for such payment.

     While, at one time, the pertinent provisions of the Internal Revenue Code permitted private activity bonds to bear tax-exempt interest in connection with virtually any type of commercial or industrial project (subject to various restrictions as to authorized costs, size limitations, state per capita volume restrictions, and other matters), the types of qualifying projects under the Code have become increasingly limited, particularly since the enactment of the Tax Reform Act of 1986. Under current provisions of the Code, tax-exempt financing remains available, under prescribed conditions, for certain privately owned and operated rental multi-family housing facilities, nonprofit hospital and nursing home projects, airports, docks and wharves, mass commuting facilities and solid waste disposal projects, among others, and for the refunding (that is, the tax-exempt refinancing) of various kinds of other private commercial projects originally financed with tax-exempt bonds. In future years, the types of projects qualifying under the Code for tax-exempt financing are expected to become increasingly limited.

     Because of terminology formerly used in the Internal Revenue Code, virtually any form of private activity bond may still be referred to as an "industrial development bond," but more and more frequently revenue bonds have become classified according to the particular type of facility being financed, such as hospital revenue bonds, nursing home revenue bonds, multi-family housing revenue bonds, single family housing revenue bonds, industrial development revenue bonds, solid waste resource recovery revenue bonds, and so on.

     Other Municipal Obligations, incurred for a variety of financing purposes, include: municipal leases, which may take the form of a lease or an installment purchase or conditional sale contract, are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities such as fire and sanitation vehicles, telecommunications equipment and other capital assets. Municipal leases frequently have special risks not normally associated with general obligation or revenue bonds. Leases and installment purchase or conditional sale contracts (which normally provide for title to the leased asset to pass eventually to the government issuer) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of debt. The debt-issuance limitations of many state constitutions and statutes are deemed to be inapplicable because of the inclusion in many leases or contracts of "non-appropriation" clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for such purpose by the appropriate legislative body on a yearly or other periodic basis. To reduce this risk, the Fund will only purchase municipal leases subject to a non-appropriation clause when the payment of principal and accrued interest is backed by an unconditional irrevocable letter of credit, or guarantee of a bank or other entity that meets the criteria described in the Prospectus.

     Tax-exempt bonds are also categorized according to whether the interest is or is not includible in the calculation of alternative minimum taxes imposed on individuals, according to whether the costs of acquiring or carrying the bonds are or are not deductible in part by banks and other financial institutions, and according to other criteria relevant for Federal income tax purposes. Due to the increasing complexity of Internal Revenue Code and related requirements governing the issuance of tax-exempt bonds, industry practice has uniformly required, as a condition to the issuance of such bonds, but particularly for revenue bonds, an opinion of nationally recognized bond counsel as to the tax-exempt status of interest on the bonds.


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